                                                                     EXHIBIT 4.3

                                     WARRANT
THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (I) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (II) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

WARRANT TO PURCHASE COMMON STOCK OF THE PLASTIC SURGERY COMPANY
                             (Subject to Adjustment)
NO.___________
THIS CERTIFIES THAT, for value received, [Insert Name of Lender], or its permitted registered assigns ("Holder"), is entitled, subject to the terms and conditions of this warrant, at any time or from time to time after the date of issuance hereof and before the expiration date specified in Section 2.7 (the "Expiration Date"), to purchase from The Plastic Surgery Company, a Georgia Corporation, (the "Company"), [Insert Number of Shares] shares of Warrant Stock (as defined in Section 1 below) of the Company at a price per share equal to the Purchase Price (as defined in Section 1 below). Both the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued in connection with that certain Loan Agreement, dated as of August 7, 2001, (the "Agreement"), by and between the Company, Holder and certain other lenders set forth on the signature pages thereto.

    CERTAIN DEFINITIONS. AS USED IN THIS WARRANT THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:
    "FAIR MARKET VALUE" OF A SHARE OF COMMON STOCK AS OF A PARTICULAR DATE SHALL
MEAN:
    IF TRADED ON A SECURITIES EXCHANGE OR THE NASDAQ NATIONAL MARKET, THE FAIR MARKET VALUE SHALL BE DEEMED TO BE THE AVERAGE OF THE CLOSING PRICES OF THE COMMON STOCK OF THE COMPANY ON SUCH EXCHANGE OR MARKET OVER THE 5 BUSINESS DAYS ENDING IMMEDIATELY PRIOR TO THE APPLICABLE DATE OF VALUATION;
    IF ACTIVELY TRADED OVER-THE-COUNTER, THE FAIR MARKET VALUE SHALL BE DEEMED TO BE THE AVERAGE OF THE CLOSING BID PRICES OVER THE 30-DAY PERIOD ENDING IMMEDIATELY PRIOR TO THE APPLICABLE DATE OF VALUATION; AND
    IF THERE IS NO ACTIVE PUBLIC MARKET, THE FAIR MARKET VALUE SHALL BE THE VALUE THEREOF, AS DETERMINED IN GOOD FAITH BY THE COMPANY'S BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT IF THE HOLDER OBJECTS IN GOOD FAITH TO SUCH DETERMINATION, THEN SUCH VALUE SHALL BE DETERMINED BY AN INDEPENDENT VALUATION FIRM EXPERIENCED IN VALUING BUSINESSES SUCH AS THAT OF THE COMPANY AND JOINTLY SELECTED IN GOOD FAITH BY THE COMPANY AND THE HOLDER. FEES AND EXPENSES OF THE VALUATION FIRM SHALL BE SHARED EQUALLY BY THE COMPANY AND THE HOLDER.
    IF THE COMPANY HAS ENTERED INTO AN AGREEMENT OR HAS RECEIVED A BINDING LETTER OF INTENT FOR A PROPOSED ACQUISITION TRANSACTION (AS SUCH TERM IS DEFINED IN SECTION 5.6 HEREOF), THE FAIR MARKET VALUE SHALL BE THE PRICE PER SHARE OF THE COMMON STOCK IN THE ACQUISITION TRANSACTION, REGARDLESS OF WHETHER SUCH TRANSACTION HAS BEEN PUBLICLY ANNOUNCED OR CONSUMMATED. WHENEVER THE CONSIDERATION TO BE PAID IN ANY ACQUISITION TRANSACTION IS ASSETS OTHER THAN CASH OR SECURITIES, THE VALUE THEREOF SHALL BE DETERMINED IN GOOD FAITH BY THE COMPANY'S BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT IF THE HOLDER OBJECTS IN GOOD FAITH TO SUCH DETERMINATION, THEN SUCH VALUE SHALL BE DETERMINED BY AN INDEPENDENT VALUATION FIRM EXPERIENCED IN VALUING BUSINESSES SUCH AS THAT OF THE COMPANY AND JOINTLY SELECTED IN GOOD FAITH BY THE COMPANY AND THE HOLDER. FEES AND EXPENSES OF THE VALUATION FIRM SHALL BE SHARED EQUALLY BY THE COMPANY AND THE HOLDER. IF THE CONSIDERATION TO BE PAID IN ANY ACQUISITION TRANSACTION IS SECURITIES, THE VALUE OF SUCH SECURITIES SHALL BE DETERMINED IN SUBSTANTIALLY THE SAME MANNER USED TO DETERMINE THE VALUE OF THE COMPANY'S COMMON STOCK SET FORTH IN SECTION 1.1(A), (B) AND (C) ABOVE.
"HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976. "Purchase Price" shall be $1.00 per share.
"Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.
"Warrant" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.
"Warrant Stock" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.
    EXERCISE OF WARRANT
    PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering this Warrant at the principal office of the Company, and payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation of any outstanding debt and/or accrued interest owing by the Company to the Holder, including amounts owing under the Notes (as defined in the Agreement and in that certain Loan Agreement, dated as of December 18, 2000, by and between Company and Holder, as amended by the Amendment No. 1 to December 2000 Loan Agreement, date as of August 7, 2001 (the "December Loan Agreement")); (iii) by exchange of the Company's securities held by Holder, at the Fair Market Value thereof or (iv) by a combination of (i), (ii) and (iii), of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount"), except that if Holder is subject to HSR Act Restrictions (as defined in Section 2.5 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions.

    NET ISSUE EXERCISE. In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of Warrant Stock computed using the following formula:

                              X     =      Y (A-B)
                                           -------
                                         A
         Where X = the number of shares of Warrant Stock to be issued to Holder. Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
         A = the Fair Market Value of one share of the Company's Common Stock.
         B = Purchase Price (as adjusted to the date of such calculation).

All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.
    "EASY SALE" EXERCISE. In lieu of the payment methods set forth in Section 2.1(b) above, when permitted by law and applicable regulations (including the American Stock Exchange and NASD rules), the Holder may pay the Purchase Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Shares so purchased to pay for the Purchase Price and the NASD Dealer commits upon receipt of such Shares to forward the Purchase Price directly to the Company.
    STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.
    HSR ACT. The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date Holder has sent the Notice of Exercise to Company and Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.
    PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. Any partial exercise of this Warrant, other than the final exercise, shall be for a minimum of one thousand (1,000) shares of Warrant Stock. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above together with the payment of the exercise price pursuant to Sections 2.1, 2.2 and 2.3 hereof. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.
    EXPIRATION DATE; NOTICE OF EXPIRATION. The Company shall deliver to Holder a written Notice of Expiration in the form attached hereto as Exhibit 2 at least thirty (30) days but not more than sixty (60) days before the Expiration Date. Subject to Section 5.6 hereof, this Warrant shall expire on the earliest to occur of the following: (i) the tenth (10th) anniversary of the date of issuance hereof or (ii) the sixth (6th) anniversary of the date of repayment in full of the Note issued contemporaneously herewith pursuant to the Agreement (the "Expiration Date"); provided, however, that the Expiration Date shall be extended until the date thirty (30) days after delivery of the Notice of Expiration.
    VALID ISSUANCE; TAXES. ALL SHARES OF WARRANT STOCK ISSUED UPON THE EXERCISE OF THIS WARRANT SHALL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE, AND THE COMPANY SHALL PAY ALL TAXES AND OTHER GOVERNMENTAL CHARGES THAT MAY BE IMPOSED IN RESPECT OF THE ISSUE OR DELIVERY THEREOF. THE COMPANY SHALL NOT BE REQUIRED TO PAY ANY TAX OR OTHER CHARGE IMPOSED IN CONNECTION WITH ANY TRANSFER INVOLVED IN THE ISSUANCE OF ANY CERTIFICATE FOR SHARES OF WARRANT STOCK IN ANY NAME OTHER THAN THAT OF THE REGISTERED HOLDER OF THIS WARRANT, AND IN SUCH CASE THE COMPANY SHALL NOT BE REQUIRED TO ISSUE OR DELIVER ANY STOCK CERTIFICATE OR SECURITY UNTIL SUCH TAX OR OTHER CHARGE HAS BEEN PAID, OR IT HAS BEEN ESTABLISHED TO THE COMPANY'S REASONABLE SATISFACTION THAT NO TAX OR OTHER CHARGE IS DUE.
    ANTIDILUTION. IF DURING THE TWELVE MONTH PERIOD FOLLOWING THE DATE HEREOF COMPANY ISSUES ADDITIONAL SHARES OF COMMON STOCK ("ADDITIONAL COMMON STOCK"), INCLUDING BUT NOT LIMITED TO THE COMPANY'S ISSUANCE OF SHARES OF COMMON STOCK AS IN KIND PAYMENT FOR ANY PRINCIPAL OR INTEREST PAYABLE ON ANY OR ALL OF THE COMPANY'S DEBT OBLIGATIONS, AT A PRICE PER SHARE LESS THAN THE PURCHASE PRICE (AS ADJUSTED PURSUANT TO THE TERMS AND CONDITIONS CONTAINED HEREIN), THE PURCHASE PRICE SHALL BE REDUCED CONCURRENTLY WITH SUCH ISSUE, TO A PRICE EQUAL TO THE PRICE FOR ONE SHARE OF SUCH ADDITIONAL COMMON STOCK. AS USED HEREIN, ADDITIONAL COMMON STOCK SHALL EXCLUDE THE FOLLOWING SHARES OF COMMON STOCK ISSUED OR ISSUABLE: (I) TO OFFICERS, DIRECTORS OR EMPLOYEES OF, OR CONSULTANTS TO, THE COMPANY PURSUANT TO STOCK OPTION OR STOCK PURCHASE PLANS OR AGREEMENTS ON TERMS APPROVED BY THE COMPANY'S BOARD OF DIRECTORS, PROVIDED THAT SHARES OF COMMON STOCK OF THE COMPANY ISSUED PURSUANT TO THIS SECTION 4(I) SHALL NOT AT ANY TIME CONSTITUTE MORE THAN TWENTY PERCENT (20%) OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE COMPANY ON A FULLY DILUTED BASIS; (II) UPON EXERCISE OR CONVERSION OF OPTIONS OR WARRANTS OUTSTANDING AS OF THE DATE HEREOF; (III) IN CONNECTION WITH THE ACQUISITION BY THE COMPANY OF ANOTHER PERSON BY WAY OF MERGER, STOCK PURCHASE OR PURCHASE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF SUCH PERSON; AND (IV) RELATED TO WARRANTS ISSUED TO ANY LESSOR OF CAPITAL EQUIPMENT OR ANY LENDER OF BORROWED MONIES PURSUANT TO FINANCING ARRANGEMENTS WITH SUCH LESSOR OR LENDER APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY.
    ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. THE NUMBER OF SHARES OF WARRANT STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT (OR ANY SHARES OF STOCK OR OTHER SECURITIES OR PROPERTY RECEIVABLE OR ISSUABLE UPON EXERCISE OF THIS WARRANT) AND THE PURCHASE PRICE ARE SUBJECT TO ADJUSTMENT UPON OCCURRENCE OF THE FOLLOWING EVENTS:
   ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.
   ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 5.

   RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
   Section 5. No adjustment shall be made pursuant to this Section 5.3 upon any conversion or redemption of the Common Stock which is the subject of Section
   5.5 below.
   ADJUSTMENT FOR CAPITAL REORGANIZATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), then, as a part of such reorganization, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, if this Warrant had been exercised immediately before such reorganization, all subject to further adjustment as provided in this Section
   5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Articles of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately before the Termination Date, all subject to further adjustment as provided herein. ACQUISITION TRANSACTIONS. Notwithstanding anything to the contrary herein, in the event that the Company proposes to enter into (i) a transaction for the sale of all or substantially all the assets of the Company, or (ii) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock such that the shareholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity (collectively, an "Acquisition Transaction"), then the Company shall provide to the Holder thirty (30) days' written notice of the Acquisition Transaction, which notice shall describe the transaction in reasonable detail, including the consideration to be paid for the Company's securities by the acquiring entities and the date of the closing of the Acquisition Transaction (the "Closing Date"), and the Company shall not consummate the Acquisition Transaction(s) until after the expiration of such notice period. The Holder shall have the right to exercise this Warrant at any time before the Closing Date. If Holder fails to exercise this Warrant before the Closing Date, this Warrant shall expire on the Closing Date. In addition, if Holder elects to exercise this Warrant and pay the exercise price, or any portion thereof, with securities of the Company during any period in which the Company has entered into discussions regarding an Acquisition Transaction or otherwise has proposed or received a proposal for such a transaction (and prior to the delivery of a notice of such transaction as set forth above), the Company shall (i) inform Holder of such proposal or discussions prior to effectuating such exercise and (ii) give Holder the option of terminating or delaying the exercise hereof until an agreement or binding commitment regarding such Acquisition Transaction is entered into, if any.
    CERTIFICATE AS TO ADJUSTMENTS. IN EACH CASE OF ANY ADJUSTMENT IN THE PURCHASE PRICE, OR NUMBER OR TYPE OF SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, THE CHIEF FINANCIAL OFFICER OR CONTROLLER OF THE COMPANY SHALL COMPUTE SUCH ADJUSTMENT IN ACCORDANCE WITH THE TERMS OF THIS WARRANT AND PREPARE A CERTIFICATE SETTING FORTH SUCH ADJUSTMENT AND SHOWING IN DETAIL THE FACTS UPON WHICH SUCH ADJUSTMENT IS BASED, INCLUDING A STATEMENT OF THE ADJUSTED PURCHASE PRICE. THE COMPANY SHALL PROMPTLY SEND (BY FACSIMILE AND BY EITHER FIRST CLASS MAIL, POSTAGE PREPAID OR OVERNIGHT DELIVERY) A COPY OF EACH SUCH CERTIFICATE TO THE HOLDER.
    LOSS OR MUTILATION. UPON RECEIPT OF EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY OF THE OWNERSHIP OF AND THE LOSS, THEFT, DESTRUCTION OR MUTILATION OF THIS WARRANT, AND OF INDEMNITY REASONABLY SATISFACTORY TO IT, AND (IN THE CASE OF MUTILATION) UPON SURRENDER AND CANCELLATION OF THIS WARRANT, THE COMPANY WILL EXECUTE AND DELIVER IN LIEU THEREOF A NEW WARRANT OF LIKE TENOR AS THE LOST, STOLEN, DESTROYED OR MUTILATED WARRANT.
    RESERVATION OF COMMON STOCK. THE COMPANY HEREBY COVENANTS THAT AT ALL TIMES THERE SHALL BE RESERVED FOR ISSUANCE AND DELIVERY UPON EXERCISE OF THIS WARRANT SUCH NUMBER OF SHARES OF COMMON STOCK OR OTHER SHARES OF CAPITAL STOCK OF THE COMPANY AS ARE FROM TIME TO TIME ISSUABLE UPON EXERCISE OF THIS WARRANT AND, FROM TIME TO TIME, WILL TAKE ALL STEPS NECESSARY TO AMEND ITS ARTICLES OF INCORPORATION TO PROVIDE SUFFICIENT RESERVES OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT. ALL SUCH SHARES SHALL BE DULY AUTHORIZED, AND WHEN ISSUED UPON SUCH EXERCISE, SHALL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE, FREE AND CLEAR OF ALL LIENS, SECURITY INTERESTS, CHARGES AND OTHER ENCUMBRANCES OR RESTRICTIONS ON SALE AND FREE AND CLEAR OF ALL PREEMPTIVE RIGHTS, EXCEPT ENCUMBRANCES OR RESTRICTIONS ARISING UNDER FEDERAL OR STATE SECURITIES LAWS. ISSUANCE OF THIS WARRANT SHALL CONSTITUTE FULL AUTHORITY TO THE COMPANY'S OFFICERS WHO ARE CHARGED WITH THE DUTY OF EXECUTING STOCK CERTIFICATES TO EXECUTE AND ISSUE THE NECESSARY CERTIFICATES FOR SHARES OF COMMON STOCK UPON THE EXERCISE OF THIS WARRANT.
    TRANSFER AND EXCHANGE. SUBJECT TO THE TERMS AND CONDITIONS OF THIS WARRANT AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS, THIS WARRANT AND ALL RIGHTS HEREUNDER MAY BE TRANSFERRED TO ANY REGISTERED HOLDER'S PARENT, SUBSIDIARY OR AFFILIATE, IN WHOLE OR IN PART, ON THE BOOKS OF THE COMPANY MAINTAINED FOR SUCH PURPOSE AT THE PRINCIPAL OFFICE OF THE COMPANY REFERRED TO ABOVE, BY THE REGISTERED HOLDER HEREOF IN PERSON, OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS WARRANT TOGETHER WITH A PROPERLY ENDORSED FORM OF NOTICE OF ASSIGNMENT ATTACHED HERETO AS EXHIBIT 3 AND UPON PAYMENT OF ANY NECESSARY TRANSFER TAX OR OTHER GOVERNMENTAL CHARGE IMPOSED UPON SUCH TRANSFER. UPON ANY PERMITTED PARTIAL TRANSFER, THE COMPANY WILL ISSUE AND DELIVER TO THE REGISTERED HOLDER A NEW WARRANT OR WARRANTS WITH RESPECT TO THE SHARES OF WARRANT STOCK NOT SO TRANSFERRED. EACH TAKER AND HOLDER OF THIS WARRANT, BY TAKING OR HOLDING THE SAME, CONSENTS AND AGREES THAT WHEN THIS WARRANT SHALL HAVE BEEN SO ENDORSED, THE PERSON IN POSSESSION OF THIS WARRANT MAY BE TREATED BY THE COMPANY, AND ALL OTHER PERSONS DEALING WITH THIS WARRANT, AS THE ABSOLUTE OWNER HEREOF FOR ANY PURPOSE AND AS THE PERSON ENTITLED TO EXERCISE THE RIGHTS REPRESENTED HEREBY, ANY NOTICE TO THE CONTRARY NOTWITHSTANDING; PROVIDED, HOWEVER THAT UNTIL A TRANSFER OF THIS WARRANT IS DULY REGISTERED ON THE BOOKS OF THE COMPANY, THE COMPANY MAY TREAT THE REGISTERED HOLDER HEREOF AS THE OWNER FOR ALL PURPOSES.
    RESTRICTIONS ON TRANSFER. THE HOLDER, BY ACCEPTANCE HEREOF, AGREES THAT, ABSENT AN EFFECTIVE REGISTRATION STATEMENT FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), COVERING THE DISPOSITION OR SALE OF THIS WARRANT OR THE WARRANT STOCK ISSUED OR ISSUABLE UPON EXERCISE

HEREOF, AS THE CASE MAY BE, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, SUCH HOLDER WILL NOT SELL, TRANSFER, PLEDGE, OR HYPOTHECATE ANY OR ALL SUCH WARRANTS OR WARRANT STOCK, AS THE CASE MAY BE, UNLESS EITHER (I) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (II) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SEC RULE 144.
    COMPLIANCE WITH SECURITIES LAWS. BY ACCEPTANCE OF THIS WARRANT, THE HOLDER HEREBY REPRESENTS, WARRANTS AND COVENANTS THAT ANY SHARES OF STOCK PURCHASED UPON EXERCISE OF THIS WARRANT OR ACQUIRED UPON CONVERSION THEREOF SHALL BE ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF; THAT THE HOLDER HAS HAD SUCH OPPORTUNITY AS SUCH HOLDER HAS DEEMED ADEQUATE TO OBTAIN FROM REPRESENTATIVES OF THE COMPANY SUCH INFORMATION AS IS NECESSARY TO PERMIT THE HOLDER TO EVALUATE THE MERITS AND RISKS OF ITS INVESTMENT IN THE COMPANY; THAT THE HOLDER IS ABLE TO BEAR THE ECONOMIC RISK OF HOLDING SUCH SHARES AS MAY BE ACQUIRED PURSUANT TO THE EXERCISE OF THIS WARRANT FOR AN INDEFINITE PERIOD; THAT THE HOLDER UNDERSTANDS THAT THE SHARES OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF THIS WARRANT OR ACQUIRED UPON CONVERSION THEREOF WILL NOT BE REGISTERED UNDER THE 1933 ACT (UNLESS OTHERWISE REQUIRED PURSUANT TO EXERCISE BY THE HOLDER OF THE REGISTRATION RIGHTS, IF ANY, GRANTED PREVIOUSLY OR IN CONNECTION HEREWITH TO THE REGISTERED HOLDER) AND WILL BE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 UNDER THE 1933 ACT AND THAT THE EXEMPTION FROM REGISTRATION UNDER RULE 144 WILL NOT BE AVAILABLE FOR AT LEAST ONE YEAR FROM THE DATE OF EXERCISE OF THIS WARRANT, SUBJECT TO ANY SPECIAL TREATMENT BY THE SEC FOR EXERCISE OF THIS WARRANT PURSUANT TO SECTION 2.2, AND EVEN THEN WILL NOT BE AVAILABLE UNLESS A PUBLIC MARKET THEN EXISTS FOR THE STOCK, ADEQUATE INFORMATION CONCERNING THE COMPANY IS THEN AVAILABLE TO THE PUBLIC, AND OTHER TERMS AND CONDITIONS OF RULE 144 ARE COMPLIED WITH; AND THAT ALL STOCK CERTIFICATES REPRESENTING SHARES OF STOCK ISSUED TO THE HOLDER UPON EXERCISE OF THIS WARRANT MAY HAVE AFFIXED THERETO A LEGEND SUBSTANTIALLY IN THE FOLLOWING FORM:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
    REGISTRATION RIGHTS. ALL SHARES OF WARRANT STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL BE "INVESTORS' REGISTRABLE SECURITIES" OR SUCH OTHER DEFINITION OF SECURITIES ENTITLED TO REGISTRATION RIGHTS PURSUANT TO THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG THE COMPANY, THE HOLDER AND CERTAIN OTHER INVESTORS AS SET FORTH ON THE SIGNATURE PAGES THERETO.
    FIDUCIARY DUTY. THE HOLDER SHALL BE THE BENEFICIARY OF THE SAME FIDUCIARY DUTIES THAT MAY BE OWED BY THE MAJORITY SHAREHOLDER AND THE BOARD OF DIRECTORS OF THE COMPANY, PURSUANT TO STATE AND FEDERAL LAW, TO HOLDERS OF THE COMMON STOCK OF THE COMPANY.
    NOTICES. ALL NOTICES AND OTHER COMMUNICATIONS FROM THE COMPANY TO THE HOLDER SHALL BE GIVEN IN ACCORDANCE WITH THE AGREEMENT.

    HEADINGS. THE HEADINGS IN THIS WARRANT ARE FOR PURPOSES OF CONVENIENCE IN REFERENCE ONLY, AND SHALL NOT BE DEEMED TO CONSTITUTE A PART HEREOF.
    GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.
    NO IMPAIRMENT. THE COMPANY WILL NOT, BY AMENDMENT OF ITS ARTICLES OF INCORPORATION OR BYLAWS, OR THROUGH REORGANIZATION, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES, SALE OF ASSETS OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS OF THIS WARRANT, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL SUCH TERMS AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE RIGHTS OF THE REGISTERED HOLDER OF THIS WARRANT AGAINST IMPAIRMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY (A) WILL NOT INCREASE THE PAR VALUE OF ANY SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT ABOVE THE AMOUNT PAYABLE THEREFOR UPON SUCH EXERCISE, AND (B) WILL TAKE ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER THAT THE COMPANY MAY VALIDLY AND LEGALLY ISSUE FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK UPON EXERCISE OF THIS WARRANT.
    NOTICES OF RECORD DATE.  IN CASE:
    the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Common Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or of any voluntary dissolution, liquidation or winding-up of the Company; or of any redemption of all outstanding Common Stock; then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be,
    (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty
    (30) days prior to the date therein specified.
    SEVERABILITY. IF ANY TERM, PROVISION, COVENANT OR RESTRICTION OF THIS WARRANT IS HELD BY A COURT OF COMPETENT JURISDICTION TO BE INVALID, VOID OR UNENFORCEABLE, THE REMAINDER OF THE TERMS, PROVISIONS, COVENANTS AND RESTRICTIONS OF THIS WARRANT SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL IN NO WAY BE AFFECTED, IMPAIRED OR INVALIDATED.
    NO INCONSISTENT AGREEMENTS. THE COMPANY WILL NOT ON OR AFTER THE DATE OF THIS WARRANT ENTER INTO ANY AGREEMENT WITH RESPECT TO ITS SECURITIES WHICH IS INCONSISTENT WITH THE RIGHTS GRANTED TO THE HOLDERS OF THIS WARRANT OR OTHERWISE CONFLICTS WITH THE PROVISIONS HEREOF. THE RIGHTS GRANTED TO THE HOLDERS HEREUNDER DO NOT IN ANY WAY CONFLICT WITH AND ARE NOT INCONSISTENT WITH THE RIGHTS GRANTED TO HOLDERS OF THE COMPANY'S SECURITIES UNDER ANY OTHER AGREEMENTS, EXCEPT RIGHTS THAT HAVE BEEN WAIVED.
    SATURDAYS, SUNDAYS AND HOLIDAYS. IF THE EXPIRATION DATE FALLS ON A SATURDAY, SUNDAY OR LEGAL HOLIDAY, THE EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED UNTIL 5:00 P.M. THE NEXT BUSINESS DAY.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.

THE PLASTIC SURGERY COMPANY, A GEORGIA CORPORATION

By:
         -----------------------------------------------------
Name:
         -----------------------------------------------------
Title:
         -----------------------------------------------------


[INSERT NAME OF LENDER]
By:
         -----------------------------------------------------
Name:
         -----------------------------------------------------
Title:
         -----------------------------------------------------


                            SIGNATURE PAGE TO WARRANT

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)
The Plastic Surgery Company                                      WARRANT NO. ___
The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of The Plastic Surgery Company as provided for therein, and (check the applicable box):
|_| Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.
|_| Elects the Net Issue Exercise
    option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:
X        =        Y (A-B)  =        (____)         [(_____)   -(_____)]
                  -------
                              A                                          (_____)
         Where X = the number of shares of Common Stock to be issued to Holder. Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
         A = the Fair Market Value of one share of the Company's Common Stock.
         B = Purchase Price (as adjusted to the date of such calculation).

|_| Elects the Easy Sale Exercise option pursuant to Section 2.3 of the
    Warrant, and accordingly requests delivery of a net of ______________ of such securities. Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):
                  Name:
                       ------------------------------------------------
                  Address:
                          ---------------------------------------------
                  Signature:
                            -------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

                                    EXHIBIT 2

                              NOTICE OF EXPIRATION
The Plastic Surgery Company                                      WARRANT NO. ___
Dated:
To __________________, the Holder of this Warrant:
You are hereby notified that the Warrant will expire on ___________________________ (the "Expiration Date"). The Expiration Date is (check one):

(i) The sixth (6th) anniversary of the payment in full of the note --- issued together with the Warrant.

(ii)       The tenth (10th) anniversary of the date of issuance of the Warrant.
      ---
(iii) Thirty (30) days after the date of delivery of this Notice (if later --- than (i) and (ii) above.

                  In order to exercise the Warrant, you must comply with the provisions of Section 2 thereof on or before the Expiration Date.

THE PLASTIC SURGERY COMPANY
By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                    EXHIBIT 3

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

                                                                 WARRANT NO. ___

         For value received, _________________ hereby sells, assigns and transfers unto _________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ ___________________ attorney, to transfer said
Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

--------------------------------------- ------------------------------------ -------------------------------------
        NAME(S) OF ASSIGNEE(S)                        ADDRESS                           # OF WARRANTS
--------------------------------------- ------------------------------------ -------------------------------------

--------------------------------------- ------------------------------------ -------------------------------------

--------------------------------------- ------------------------------------ -------------------------------------

--------------------------------------- ------------------------------------ -------------------------------------

--------------------------------------- ------------------------------------ -------------------------------------

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.
Dated:
         ---------------------------
Signature:
          ----------------------------------------------------
Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.